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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 16, 2005

                                  Arkona, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


            Delaware                      0-24372               33-0611746
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(State or other jurisdiction of        (Commission            (IRS Employer
incorporation or organization)         File Number)         Identification No.)


10757 South River Front Parkway, Suite 400
            South Jordan, Utah                                   84095
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 (Address of Principal Executive Offices)                     (Zip Code)


               Registrant's Telephone Number, Including Area Code:
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                                 (801) 501-7100


                                      N/A
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              (Former name, former address, and formal fiscal year,
                         if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

         On August 16, 2005, Marc A. Fuller accepted an appointment to the board of directors of Arkona, Inc. (the "Company").

         Mr. Fuller, age 36, joined Leucadia National Corporation (NYSE: LUK), an investment holding company, in 1998. Mr. Fuller is a member of the Asset Management Group with responsibility for overseeing acquisitions, divestments and overall management of portfolio companies. While at Leucadia, Mr. Fuller has held executive management positions at various operating companies including Chief Financial Officer for American Investment Bank, a national chartered bank based in Salt Lake City, UT. Mr. Fuller has also served on the Boards of Directors of BIA Investments, Indular Manufacturas and Chakshu Research.

         Prior to joining Leucadia, Mr. Fuller was an Associate at Robertson, Coleman, a merchant bank based in San Francisco as well as an Analyst in the Corporate Finance Group for CS First Boston in New York. Mr. Fuller earned a BA degree in economics from Brigham Young University in 1993 and an MBA degree from Harvard University in 1998.

         Mr. Fuller was appointed to fill the seat left by the resignation of Bryan Allen on August 16, 2005. Mr. Allen, who also serves as outside legal counsel for the Company, resigned for personal reasons.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Arkona, Inc.



Dated:  August 18, 2005                     By /s/ Leland H. Boardman
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                                                   Leland H. Boardman
                                                   Chief Financial Officer



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